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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        AmeriVision Communications, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                        AMERIVISION COMMUNICATIONS, INC.


July 2, 2001

Dear Stockholder:

The Annual Meeting of Stockholders to be held on Thursday, July 12, 2001 at 1:00 p.m., local time, at The Westin Hotel, Century Ballroom, One North Broadway, Oklahoma City, Oklahoma will also be accessible on the Internet or by audio conference.

To join the Shareholder Meeting by phone please dial (312) 470-7362 and use the pass code "Long Distance" to join the call. The lines will be available starting at 1:00pm Central Time. Normal long distance charges will apply to this call.

To join the Annual Shareholder Meeting by the Internet please use the URL of netconf7.wcom.com. by following these instructions:

         1. Establish your Internet connection.
         2. Launch (start) your Internet browser.
         3. Enter the URL address in address section and press enter.
         4. Click on "Net Conference".
         5. Type in your Name
         6. Type in the call id (7015329)
         7. Type in the conference password (LONGDISTANCE) (all CAPS)
         8. Click on checkbox indicating you agree to the Terms and Conditions.
         9. Click on "Enter Conference".

Whether you participate by phone or via the Internet, you will only be able to listen to the proceedings, you will not be able to speak and you will not be able to vote using these methods. In order to vote you must either attend the meeting in person or complete and mail in the proxy card we previously sent you.

Some shareholders have asked about the reference to a "special" as opposed to an "annual" meeting on the proxy card. The reference to a special meeting in the proxy card was inadvertent and we will conduct the meeting as an Annual Meeting in accordance with our bylaws. The detailed proxy, which you received, is clear that it will be an Annual meeting.

To better estimate the size of the meeting we would also appreciate for those of you planning on attending the Annual Shareholder Meeting in person at the Westin Hotel to let us know at (800) 705-9905.

If you have any questions please call our Proxy Solicitor, Georgeson Associates, at (800) 981-1201.


Sincerely,

/s/ Stephen D. Halliday
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Stephen D. Halliday
President/CEO